SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

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Filed by a Party other than the Registrant ( )

Check the appropriate box:


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(X)  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                             Universal Corporation
               (Name of Registrant as Specified in its Charter)

                             Universal Corporation
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11:

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( )  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     3)  Filing Party:

     4)  Date Filed:

                           Universal Corporation Logo
                         ANNUAL MEETING OF SHAREHOLDERS
                                                              September 23, 1994
Dear Shareholder:
      You are cordially invited to attend the 1994 Annual Meeting of Shareholders of Universal Corporation, which is to be held in the Company's Headquarters Building located at Hamilton Street at Broad, Richmond, Virginia, on Tuesday, October 25, 1994, commencing at 2:00 p.m. At the Meeting, you will be asked to elect three Directors to serve a three-year term, to approve amendments to the Universal Corporation 1989 Executive Stock Plan and to approve the Universal Corporation 1994 Stock Option Plan for Non-Employee Directors.
      Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, you are requested to complete, sign, date and mail your proxy promptly in the enclosed postage-paid envelope.
                                                     Sincerely,
                                                     HENRY H. HARRELL
                                                     Chairman and Chief
                                                     Executive Officer

                             UNIVERSAL CORPORATION
                                 P.O. BOX 25099
                            RICHMOND, VIRGINIA 23260
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
     The Annual Meeting of Shareholders of Universal Corporation (the "Company"), will be held in the Company's Headquarters Building located at Hamilton Street at Broad, Richmond, Virginia, on Tuesday, October 25, 1994 at 2:00 p.m., for the following purposes:
     (1) To elect three Directors to serve for a three-year term;
     (2) To approve amendments to the Universal Corporation 1989 Executive Stock Plan;
     (3) To approve the Universal Corporation 1994 Stock Option Plan for Non-Employee Directors; and
     (4) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.
     Only holders of shares of Common Stock of record at the close of business on September 6, 1994, shall be entitled to vote at the Meeting.
     Please sign and promptly mail the enclosed proxy to insure the presence of a quorum at the Meeting.
                                             By Order of the Board of Directors,
                                                             James M. White, III
                                                                       Secretary
September 23, 1994

                                PROXY STATEMENT
     The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted.
     The Company will pay all of the costs associated with the proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone or telegraph by Directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock. It is contemplated that additional solicitation of proxies will be made by D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to the Company of $4,000, plus reimbursement of out-of-pocket expenses.
     This Proxy Statement will be mailed to registered holders of the Company's Common Stock on or about September 23, 1994.
                                 VOTING RIGHTS
     The Company had outstanding, as of September 6, 1994, 35,001,185 shares of Common Stock entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only Common Stockholders of record at the close of business on September 6, 1994, will be entitled to vote.
     The Company is not aware of any matters which are to come before the Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.
                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS
     Three Directors are to be elected at the 1994 Annual Meeting for a term of three years. Eight other Directors have been elected to terms expiring in 1996 or 1995, as indicated below. The following pages set forth certain information for each nominee and each incumbent Director. All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders. Jaap Godthelp, a Director from 1991 to 1994, will not stand for reelection.
     The election of each nominee for Director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of Directors. Votes that are withheld and shares held in street name ("Broker Shares") that are not voted in the election of Directors will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as Directors. If, at the time of the Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors or the Board of Directors may reduce the number of Directors. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

                NOMINEES FOR ELECTION WHOSE TERMS EXPIRE IN 1997
     WALLACE L. CHANDLER, 67, retired as Vice Chairman of the Company and of Universal Leaf Tobacco Company, Incorporated ("Universal Leaf"), a subsidiary of the Company, on December 31, 1989. He is a Director of Lawyers Title Corporation, Aon Asset Management Fund, Inc. and Life of Virginia Series Fund, Inc. Mr. Chandler has been a Director since 1965.
     HENRY H. HARRELL, 55, is Chairman and Chief Executive Officer of the Company and of Universal Leaf. Prior to October 22, 1991, he was President and Chief Executive Officer of the Company and of Universal Leaf. He is a Director of Jefferson Bankshares, Inc. Mr. Harrell is Chairman of the Executive Committee and a member of the Finance Committee. He has been a Director since 1984.
     HUBERT R. STALLARD, 57, is President and Chief Executive Officer of Bell Atlantic-Virginia, Inc. (formerly Chesapeake and Potomac Telephone Company of Virginia), a position he has held for more than five years. He is a Director of NationsBank of Virginia, N.A. and Bell Atlantic-Virginia, Inc. Mr. Stallard is a member of the Audit Committee and the Pension Investment Committee and has been a Director since 1991.
                 INCUMBENT DIRECTORS WHOSE TERMS EXPIRE IN 1996
     WILLIAM W. BERRY, 62, is retired Chairman of the Board of Directors of Dominion Resources, Inc. (holding company for public utility). From May 1, 1990 to December 30, 1992, he was Chairman of the Board of Directors, and prior to May 1, 1990, he was Chairman of the Board of Directors and Chief Executive Officer of Dominion Resources, Inc. Mr. Berry is a Director of Virginia Electric and Power Company, Scott & Stringfellow, Inc., Albemarle Corporation and Ethyl Corporation. He is Chairman of the Executive Compensation Committee and a member of the Executive Committee and the Pension Investment Committee. Mr. Berry has been a Director since 1986.
     RONALD E. CARRIER, 62, is President of James Madison University, a position he has held for more than five years. He is a Director of Leader Federal Savings Bank. Dr. Carrier is Chairman of the Audit Committee and a member of the Executive Compensation Committee and has been a Director since 1979.
     LAWRENCE S. EAGLEBURGER, 64, is Senior Foreign Policy Advisor to the law firm of Baker, Worthington, Crossley, Stansberry & Woolf. He served as Secretary of State from December 1992 to January 1993, and Deputy Secretary of State from January 1989 to December 1992. Mr. Eagleburger is a Director of Dresser Industries, Inc., Phillips Petroleum Company, Jefferson Bankshares, Inc. and Stimpsonite Corporation. He is a member of the Audit Committee and has been a Director since 1993.
     RICHARD G. HOLDER, 63, is Chairman of the Board and Chief Executive Officer of Reynolds Metals Company (aluminum products). From 1988 to May 1, 1992, he was President and Chief Operating Officer of Reynolds Metals Company. Mr. Holder is a Director of Reynolds Metals Company and CPC International, Inc. He is a member of the Audit Committee and the Executive Compensation Committee and has been a Director since 1992.
                 INCUMBENT DIRECTORS WHOSE TERMS EXPIRE IN 1995
     ELMON T. GRAY, 69, is President of Gray Lumber Company, a position he has held for more than five years. Mr. Gray is a member of the Executive Compensation Committee and the Pension Investment Committee and has been a Director since 1977.
                                       2

     ALLEN B. KING, 48, is President and Chief Operating Officer of the Company and of Universal Leaf. From October 22, 1991 to October 27, 1992, he was President and prior to October 22, 1991, he was Executive Vice President of the Company and of Universal Leaf. Mr. King is Chairman of the Finance Committee and a member of the Executive Committee. He has been a Director since 1989.
     JOHN D. MUNFORD, II, 66, is Retired Vice Chairman of Union Camp Corporation (forest products manufacturer). From April 1991 to April 1993, he was Vice Chairman, and prior to April 1991, he was Executive Vice President of Union Camp Corporation. Mr. Munford is a Director of Cadmus Communications Corporation, Pulaski Furniture Corporation, and NationsBank of Virginia, N.A. He is Chairman of the Pension Investment Committee and a member of the Audit Committee. Mr. Munford has been a Director since 1988.
     THOMAS R. TOWERS, 69, retired as Vice Chairman of the Company on June 30, 1987. Mr. Towers is a member of the Executive Committee and the Finance Committee and has been a Director since 1966.
                                STOCK OWNERSHIP
     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person or group known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each Director or nominee, (iii) each executive officer listed in the Summary Compensation Table and (iv) all Directors and executive officers as a group.

   NAME OF BENEFICIAL OWNER        NUMBER OF SHARES1,2,3      PERCENT OF CLASS
Wellington Management Company               3,257,1204              9.14%
75 State Street
Boston, Massachusetts 02109
William W. Berry                                3,042                  *
Ronald E. Carrier                               3,400                  *
Wallace L. Chandler                            20,920                  *
Lawrence S. Eagleburger                           800                  *
Jaap Godthelp                                     400                  *
Elmon T. Gray                                   4,900                  *
Henry H. Harrell                               78,719                  *
Richard G. Holder                               2,400                  *
Allen B. King                                  24,180                  *
John D. Munford, II                             3,190                  *
Hartwell H. Roper                              22,322                  *
Hubert R. Stallard                              2,872                  *
William L. Taylor                               9,102                  *
Thomas T. Towers                               49,042                  *
All eighteen Directors and
  executive officers as a
  group                                       288,912                  *

     *Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.
     1Except as otherwise noted, the number of shares of Common Stock of the Company shown in the table is as of June 30, 1994.
                                       3

     2The number of shares of Common Stock of the Company shown in the table does not include shares which certain officers of the Company may acquire upon the exercise of stock options that except under extraordinary circumstances are automatically exercisable at not less than six month intervals when at least a minimum stock price appreciation has occurred.
     3The number of shares of Common Stock of the Company shown in the table includes 114,740 shares held for Directors and executive officers in the Employees' Stock Purchase Plan of Universal Leaf and 49,100 shares which certain Directors and executive officers of the Company have the right to acquire through the exercise of stock options within 60 days following June 30, 1994. The number of shares above also includes 606 shares, which are jointly or solely held by minor children or other children living at home or held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Securities and Exchange Commission but inclusion of the shares in the table does not constitute admission of beneficial ownership.
     The Employees' Stock Purchase Plan of Universal Leaf held 1,535,670 shares or 4.4% of the shares of Common Stock outstanding on June 30, 1994. Each participant in the Plan has the right to instruct Signet Trust Company, trustee for the Plan, with respect to the voting of shares allocated to his or her account. The trustee, however, may use its discretion in voting any shares for which it receives no instructions.
     4Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 1994, Wellington Management Company as of December 31, 1993, held the shares shown in the table on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of such shares. The interest of any such person does not exceed 5% of the outstanding shares of the Company's Common Stock. Wellington Management Company has shared power to vote 2,030,250 of the shares and shared power to dispose or direct the disposition of all 3,257,120 of the shares. To the knowledge of the Company, no other person owns beneficially more than five percent of the outstanding shares of the Company's Common Stock.
                                   COMMITTEES
     The standing committees of the Board of Directors are the Executive Committee, the Finance Committee, the Audit Committee, the Pension Investment Committee and the Executive Compensation Committee. There is no nominating committee. The Executive Committee, which is subject to the supervision and control of the Board of Directors, has been delegated substantially all of the powers of the Board of Directors in order for the Executive Committee to act between meetings of the Board. The Finance Committee, which is subject to the supervision and control of the Board of Directors, has the responsibility of establishing the financial policies of the Company and its subsidiaries. The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent public accountants and internal auditors, the review of the adequacy of internal accounting controls, and the recommendation to the Board of Directors as to the selection of independent public accountants. The Pension Investment Committee establishes the pension investment policy and monitors the performance of pension investments of the Company and its U.S. subsidiaries. After receiving recommendations from the Chief Executive Officer, the Executive Compensation Committee fixes the compensation of officers and makes awards under the Company's incentive compensation plans.
     During the fiscal year ended June 30, 1994, there were five meetings of the Board of Directors, nine meetings of the Executive Committee, two meetings of the Finance Committee, three meetings of the Audit Committee, three meetings of the Pension Investment Committee and two meetings of the Executive Compensation Committee. All Directors attended 75 percent or more of the total number of meetings of the Board of Directors and committees on which they served.
                                       4

                            DIRECTORS' COMPENSATION
     Each Director who is not an officer of the Company receives an annual retainer of $15,000, a fee of $1,000 for each Board meeting attended and a fee of $750 for each committee meeting attended.
     Effective as of October 1, 1994, the Outside Directors' 1994 Deferred Income Plan will permit a non-employee Director to defer all or a portion of his compensation. Deferred amounts will be deemed hypothetically invested as designated by the Director in any of five investment options selected by the Company for purposes of calculating a market return for bookkeeping purposes. The Company may, but is not required to, invest the deferred amounts in a Company-owned life insurance product with parallel investment options. Subject to certain restrictions, the Director may elect at the time of deferral to take cash distributions, in whole or in part, from his account either prior to or following termination of service.
     On May 2, 1991, the Board of Directors approved a Restricted Stock Plan for Non-Employee Directors under which each non-employee Director is awarded 700 shares of restricted Common Stock of the Company annually following the annual meeting of shareholders, provided that no Director may receive more than 2,100 shares under the Plan. Following the 1994 annual meeting of shareholders, all of the non-employee Directors other than Mr. Eagleburger, who was first elected to the Board of Directors in 1993, will have completed participation in the Plan, and upon completion of Mr. Eagleburger's participation in October 1995, the Company will have issued 17,500 of the 20,000 shares authorized by the Plan. The restrictions on shares awarded under the Plan lapse in the event the Director becomes disabled, dies, is not nominated for reelection or is not reelected.
     Each Director is eligible to participate in a Directors' Matching Gifts Program in which the Company matches Directors' contributions to charities. The maximum amount which can be matched in any fiscal year is $5,000 per Director.
                   REPORT OF EXECUTIVE COMPENSATION COMMITTEE
     The Company's executive compensation and benefits program is administered by the Executive Compensation Committee (the "Committee"), which is composed entirely of non-employee Directors. The goal of the program is to attract, motivate, reward and retain the management talent required to achieve the Company's business objectives, at compensation levels which are fair and equitable and competitive with those of comparable companies. This goal is furthered by the Committee's policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to align the financial interests of management with those of the shareholders.
     The three main components of the Company's executive compensation program are base salary, annual cash incentive awards under Management Performance Plans adopted by the Company and its subsidiaries and equity participation in the form of stock option grants and eligibility to participate in the Employees' Stock Purchase Plan of Universal Leaf. Each year the Committee reviews the total compensation package of each executive officer to ensure it meets the goals of the program. As a part of this review, the Committee considers corporate performance information, compensation survey data, the advice of consultants and the recommendations of management.
     BASE SALARY. Base salaries for executive officers are reviewed annually to determine whether adjustments may be necessary. Factors considered by the Committee in determining base salaries for executive officers include personal performance of the executive in light of individual levels of responsibility, the overall performance and profitability of the Company during the preceding year, economic trends that may be affecting the
                                       5

Company, and the competitiveness of the executive's salary with the salaries of executives in comparable positions at companies of comparable size or operational characteristics. Each factor is weighed by the Committee in a subjective analysis of the appropriate level of compensation for that executive. For purposes of assessing the competitiveness of salaries, the Committee reviews compensation data from national surveys and selected groups of approximately 4 to 20 companies with similar size or operational characteristics to determine ranges of total compensation and the individual components of such compensation. Such compensation data indicates that the Company's salary levels are below the median of such data when compared to executive positions of similar scope and responsibility.
     Mr. Harrell became the Chief Executive Officer of the Company in 1988 and Chairman of the Board of Directors in 1991 and has 28 years experience with the Company. For the fiscal year beginning July 1, 1994, Mr. Harrell's base salary was increased approximately 3% after a thorough review and evaluation by the Committee of Mr. Harrell's personal performance in light of his management responsibilities, the level of profitability of the Company during fiscal year 1994, and the competitiveness of Mr. Harrell's salary to those of other chief executive officers in comparable companies.
     ANNUAL CASH INCENTIVES. The Company and its principal subsidiaries have Management Performance Plans under which key management employees may receive annual cash incentive awards which vary from year to year based upon corporate, business unit and individual performance. At the Committee's discretion, annual awards based on management's recommendations are paid to eligible executives from a "performance fund" determined primarily by the Company's pre-tax income and return on equity. Unused carryover amounts not awarded in a previous fiscal year may be added to the performance fund for the current fiscal year. Mr. Harrell's cash incentive award for the 1994 fiscal year was 35% less than the award he received in 1993. Mr. Harrell's 1994 award was determined by the Committee after consideration of the Company's income and earnings reported for the period, the Committee's assessment of Mr. Harrell's individual contributions to corporate performance, Mr. Harrell's vision and leadership in the face of difficult worldwide market conditions in the tobacco industry and a review of total cash compensation paid to chief executive officers of comparable companies.
     EQUITY PARTICIPATION. The Committee administers the Company's 1989 Executive Stock Plan, under which it has granted to key executive employees options to purchase shares of the Company's Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock options is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.
     In the fiscal year ended June 30, 1992, the Committee granted stock options with a ten-year term to key executives at the fair market value of the Company's Common Stock on the date of grant. Mr. Harrell received a 1992 option grant for 99,000 shares of the Company's Common Stock, based upon a review by the Committee of total compensation and its components, including equity participation, of chief executive officers of comparable companies. The 1992 grants were intended to meet the Committee's three-year option grant targets and, therefore, no new grants (excluding reload options described below) were made during the fiscal years ended June 30, 1993 and 1994 to the executive officers listed in the Summary Compensation Table. In determining the number of options to be awarded under the Plan, the Committee may consider the amount and terms of options already held by an executive officer. The 1992 grants were made under a program designed to promote an increase in the equity interest of key executives through systematic option exercises and the retention of shares. The program required each participant to make an investment in the Company by contributing to the program currently owned
                                       6
shares equal to at least 10% of the number of shares subject to the 1992 option grant. Option exercises occur automatically at not less than six-month intervals when at least a minimum stock price appreciation has occurred.
     Except under extraordinary circumstances or as otherwise determined by the Committee, participants have agreed that the options granted during the 1992 fiscal year may be exercised only through stock-for-stock swaps under the program, and both the contributed shares and additional shares acquired through option exercises under the program may not be sold by the participating executives during the ten-year term of the program. Each 1992 option was granted with a reload replenishment feature which entitles participants each time a stock-for-stock exercise occurs to receive automatically a new option grant at the fair market value of the Company's Common Stock on the date of grant. The number of reload options granted is equal to the number of shares contributed by a participant to effect a stock-for-stock swap. In exchange for this replenishment feature, each participant has agreed to retain shares equaling at least the after-tax gain realized upon each exercise.
     In addition to stock option grants, eligible executive officers participate in the Employees' Stock Purchase Plan of Universal Leaf to the maximum extent permitted by the terms of that Plan, thereby increasing on a voluntary basis their equity participation in the Company.
     TAX CONSIDERATIONS. The Omnibus Budget Reconciliation Act of 1993 ("OBRA 93") established certain criteria for the tax deductibility of compensation in excess of $1 million paid to the Company's executive officers. In light of the new tax law, it is the policy of the Committee to modify where practicable the Company's executive incentive plans so as to maximize the tax deductibility of compensation paid to its executive officers. Accordingly, amendments to the Company's 1989 Executive Stock Plan, which are submitted for shareholder approval, include a fixed limit on the number of stock incentives (including options) that may be granted to any individual in any calendar year and a requirement that the exercise price for a stock option shall not be less than the fair market value of a share of the Company's Common Stock on the date of grant. Upon approval by the shareholders, any future gains realized upon the exercise of stock options granted under such Plan will qualify as "performance-based compensation" (as defined by OBRA '93) and be fully deductible by the Company.
     The Committee does not propose at the present time to amend the Management Performance Plans of the Company and its subsidiaries to comply with the OBRA '93 requirements. It is not anticipated that compensation in excess of $1 million will be paid to any individual during the fiscal year ending June 30, 1995. Moreover, the qualifying amendments to these plans would limit the Committee's discretion to make awards based on individual performance factors and other factors as the Committee may determine, from time to time, to be relevant. The Committee believes that the flexibility to adjust annual cash incentive awards upward or downward is an important feature of the Management Performance Plans and one which serves the best interests of the Company by allowing the Committee to recognize and motivate individual executive officers as circumstances warrant.
                                          Executive Compensation Committee
                                            William W. Berry, Chairman
                                           Ronald E. Carrier
                                           Elmon T. Gray
                                           Richard G. Holder
                                       7

                               PERFORMANCE GRAPH
     The graph compares the cumulative total return on Common Stock of the Company for the last five fiscal years with the total return of the Standard & Poors Midcap 400 Stock Index and the Media General Tobacco Industry Group Index assuming the investment of $100 on June 30, 1989 and the reinvestment of all dividends. Included in fiscal year 1992 was a special dividend of $1.34 per share representing the value to the Company's shareholders of the spin-off of Lawyers Title Corporation in October 1991.



                  [GRAPH AS DEFINED BY THE FOLLOWING DATA POINTS]


                                 1989        1990        1991        1992        1993        1994
Universal Corporation           $100.00     $ 84.83     $116.47     $172.82     $167.77     $138.37
Media General Tobacco Index     $100.00     $132.71     $173.48     $211.09     $163.92     $172.98
S&P Midcap 400                  $100.00     $115.41     $130.22     $154.39     $189.21     $188.75

                             EXECUTIVE COMPENSATION
     The individuals named below include the Company's Chairman and Chief Executive Officer and the other four executive officers of the Company who were the most highly compensated executive officers of the Company as of the end of the 1994 fiscal year.
                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                       COMPENSATION
                           FISCAL                 ANNUAL COMPENSATION                     AWARDS
         NAME              YEAR                                       OTHER             SECURITIES
     AND PRINCIPAL         ENDED                                      ANNUAL            UNDERLYING         ALL OTHER
       POSITION            6/30      SALARY($)     BONUS($)1     COMPENSATION($)2       OPTIONS(#)      COMPENSATION($)4
Henry H. Harrell           1994      $ 429,210     $230,000     $     --                        0           $ 98,319
Chairman and Chief         1993        361,655      355,000           --                   19,9343            80,193
Executive Officer          1992        343,085      276,000           N/A                  99,000             69,201
Allen B. King              1994        302,263      156,000           --                        0             52,985
President and Chief        1993        255,737      240,000           --                   14,1253            41,728
Operating Officer          1992        241,581      184,000           N/A                  70,000             37,268
Jaap Godthelp              1994        323,920      190,000           --                        0                  0
Chairman and               1993        302,476      147,996           --                        0                  0
President,                 1992        271,991      150,263           N/A                       0                  0
Deli Universal, Inc.
William L. Taylor          1994        255,370       84,700           --                        0             38,051
Vice President and         1993        243,260      121,000           --                    8,6583            32,724
Chief Administrative       1992        228,540      100,625           N/A                  43,000             29,854
Officer
Hartwell H. Roper          1994        181,590       70,000           --                        0             29,105
Vice President and         1993        171,050      100,000           --                    7,4933            26,969
Chief Financial            1992        163,818       86,250           N/A                  37,000             24,243
Officer

     1Cash incentive bonuses awarded by the Executive Compensation Committee under Management Performance Plans of the Company and its principal subsidiaries.
     2None of the named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total salary and bonus.
     3The options granted in the 1993 fiscal year were reload options granted under the automatic exercise program described above in "Report of Executive Compensation Committee."
     4The amounts in the "All Other Compensation" column represent (1) employer contributions to the Employees' Stock Purchase and the Supplemental Stock Purchase Plans of Universal Leaf (the "Stock Purchase Plans"), (ii) premium payments made by the Company under the Executive Insurance Program, and (iii) interest accrued to participants' accounts under the Company's Deferred Income Plan (the "DIP") to the extent such interest exceeded the applicable long-term rate under Internal Revenue Code Section 1274(d). Employer contributions to the Stock Purchase Plans on behalf of the named executive officers for the 1994, 1993 and 1992 fiscal years were
                                       9
in the following respective amounts: Mr. Harrell, $21,252, $17,748 and $16,896; Mr. King, $15,000, $12,504 and $11,904; Mr. Taylor, $12,696, $12,096 and
$11,352; and Mr. Roper, $9,000, $8,448 and $7,896. The life insurance premiums paid by the Company on behalf of the named executive officers for the 1994, 1993 and 1992 fiscal years were in the following respective amounts: Mr. Harrell, $54,521, $37,722 and $31,703; Mr. King $29,055, $20,349 and $17,906; Mr. Taylor,
$25,355, $20,628 and $18,502; and Mr. Roper, $13,844, $11,380 and $10,346. The
accruals of interest on income deferred by the named executive officers under the DIP in excess of the applicable interest rate under Internal Revenue Code
Section 1274(d) for the 1994, 1993, and 1992 fiscal years were in the following respective amounts: Mr. Harrell, $22,546, $24,723 and $20,602; Mr. King, $8,930, $8,875 and $7,458; and Mr. Roper, $6,261, $7,141 and $6,001.
                                 PENSION PLANS
     Employees of the Company and certain U.S. subsidiaries are covered by a defined benefit retirement plan, which is qualified under the Internal Revenue Code, and a defined benefit supplemental retirement plan, which is an unfunded plan to provide benefits in excess of limits allowed by the Internal Revenue Code. The table below shows estimated annual benefits paid under both plans at normal retirement (age 65) based on the average salary and bonus for the highest three years.

                                                    YEARS OF SERVICE
REMUNERATION        15           20           25           30           35           40           45
  $  200,000     $ 44,547     $ 59,397     $ 74,246     $ 89,095     $103,945     $112,902     $121,859
     300,000       68,061       90,748      113,435      136,122      158,809      172,245      185,681
     400,000       91,574      122,100      152,624      183,149      213,674      231,674      249,503
     500,000      115,087      153,450      191,813      230,176      268,538      290,932      313,325
     600,000      138,601      184,802      231,002      277,202      323,403      350,275      377,148
     700,000      162,114      216,153      270,191      324,220      378,268      409,618      440,970
     800,000      185,627      247,504      309,380      371,256      433,132      468,966      504,792
     900,000      209,141      278,855      352,701      418,283      487,997      528,305      568,614
   1,000,000      232,655      310,206      387,758      465,310      542,862      587,648      632,436
   1,100,000      256,128      341,504      426,880      512,256      597,632      646,898      696,164
   1,200,000      279,681      372,909      466,136      559,363      652,591      706,335      760,080

     The credited years of service for Messrs. Harrell, King, Taylor and Roper are twenty-eight, twenty-five, four and twenty, respectively.
     The benefits shown in the table are calculated on the basis of a 50% joint and survivor benefit, assuming that at retirement the age of the employee's spouse is 62. The social security benefit will be paid in addition to the amounts shown in the table.
     Mr. Godthelp is covered by a pension plan established under the laws of the Netherlands. The Plan, which covers employees of N. V. Deli Universal and certain other Dutch subsidiaries, is partially funded by employer and participant contributions. During the fiscal year ended June 30, 1994, N.V. Deli Universal contributed $120,564 to the Plan on behalf of Mr. Godthelp. His estimated annual pension benefit under the Plan assuming thirteen years of service would be $105,555.
                                       10

                                 STOCK OPTIONS
     No stock options were granted to and no stock options were exercised by any executive officer listed in the Summary Compensation Table during the fiscal year ended June 30, 1994. The following table sets forth information with respect to the fiscal year-end value of all unexercised stock options held by such executive officers.
                              FY-END OPTION VALUES

                             NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                            UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                             OPTIONS AT FY-END(#)                  AT FY-END($)1
        NAME             EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
Henry H. Harrell           128,589             0            $ 144,125           $ 0
Allen B. King               72,209             0                4,062             0
William L. Taylor           42,821             0                    0             0
Hartwell H. Roper           38,446             0                2,600             0

     1The value of the unexercised options at fiscal year-end represents the difference between the exercise price of any outstanding options and $19.50, the closing sales price of a share of the Company's Common Stock on June 30, 1994, as reported on the New York Stock Exchange.
     Of the options shown as of the fiscal year end, options on 98,589 shares for Mr. Harrell, 69,709 shares for Mr. King, 42,821 shares for Mr. Taylor and 36,846 shares for Mr. Roper, except under extraordinary circumstances, are only exercisable automatically at not less than six month intervals when at least a minimum stock price appreciation has occurred.
                              SEVERANCE AGREEMENTS
     The Company has entered into severance agreements (the "Agreements") with Henry H. Harrell, Allen B. King, William L. Taylor and Hartwell H. Roper. The Agreements provide for payment and continued benefits if the officer's employment is terminated within twenty-four months after a change of control, either by the Company "for cause" or "without cause" (other than for conduct involving moral turpitude) or by the officer as a result of a demotion or reduction in compensation. In the event of such termination, the officer will receive (i) termination compensation of up to two times his annual compensation (including salary, bonuses and incentive compensation) paid or payable to him for the last complete fiscal year prior to the change of control; (ii) accelerated vesting of rights under the Company's Management Performance Plan and the Employees' Stock Purchase Plan of Universal Leaf; (iii) for the portion of the fiscal year in which his employment is terminated, a proportional share of the cash value of awards made to him under the Management Performance Plan for the last complete fiscal year prior to the change of control; (iv) additional retirement benefits equal to the additional benefits, if any, he would have received if he were credited with two additional years of service following termination; and (v) continuation of other fringe benefits or equivalent benefits for a period of two years. The officer's termination compensation will be reduced by the amount of compensation he receives from another employer within two years subsequent to such termination.
     The maximum aggregate amount payable under the Agreements depends on officer salary, bonus and incentive award levels in effect at the time of any change of control. However, if all the participants were presently entitled to maximum payments, the aggregate cost to the Company would be approximately $4,150,000 based on
                                       11
current salary levels and the most recent bonus and incentive award levels. This amount does not include the additional retirement and fringe benefits to which the participants would be entitled.
     The Board of Directors believes that the Agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.
                             CERTAIN RELATIONSHIPS
     Baker, Worthington, Crossley, Stansberry & Woolf, the law firm to which Lawrence S. Eagleburger serves as Senior Foreign Policy Advisor, is retained from time to time to provide legal services to the Company and its subsidiaries.
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.
                                  PROPOSAL TWO
              APPROVAL OF AMENDMENTS TO THE UNIVERSAL CORPORATION
                           1989 EXECUTIVE STOCK PLAN
     The Universal Corporation 1989 Executive Stock Plan (the "Plan") authorizes the award of shares of Common Stock, restricted stock, incentive stock options and non-qualified stock options (collectively, "Stock Incentives") to key employees designated and upon terms determined by the Executive Compensation Committee (the "Committee"). The Plan is intended to facilitate stock ownership and increase the interest of key employees in the growth and performance of the Company.
     To permit the Company to continue to take certain deductions for executive compensation in excess of $1 million pursuant to the Omnibus Budget Reconciliation Act of 1993, the Board of Directors has unanimously adopted, and recommends that the shareholders approve, amendments to the Plan to provide that
(i) no individual may be granted Stock Incentives in any calendar year for more than 200,000 shares of Common Stock and (ii) the exercise price for a stock option shall not be less than the fair market value of a share of Common Stock on the date of grant. Except for a similar minimum exercise price requirement for incentive stock options, the Plan currently does not contain provisions comparable to the proposed amendments. The full text of the proposed amendments to the Plan is set forth in Exhibit A to this Proxy Statement.
     The number and type of awards that may be granted in the future under the Plan, as well as the number of eligible employees who may be granted such awards, are not determinable at this time. Currently, there are approximately 16 active employees who are participants in the Plan. Except for the grant of a non-qualified stock option for 6,000 shares of the Company's Common Stock to an executive officer not listed in the Summary Compensation Table, no awards were made under the Plan during the last fiscal year.
     Since shareholder approval of the Plan in October 1989, the Committee has only granted non-qualified stock options (including reload options) at option prices equal to the closing prices of Common Stock on the dates of grant. All of the options vest within one year of and expire ten years from the date of grant. Shorter expiration periods may apply to participants terminating employment.
     The closing price for a share of the Company's Common Stock on the New York Stock Exchange on August 25, 1994, was $21.
                                       12

     While the Committee to date has granted only non-qualified stock options and does not presently anticipate awarding any other Stock Incentives, it has been advised by counsel regarding the federal income tax consequences of each of the Stock Incentives that may be awarded under the Plan if the proposal is approved.
     No income is recognized by a participant at the time an option is granted. If the option is an incentive stock option, no income will be recognized upon the participant's exercise of the option. Income is recognized by a participant when he disposes of shares acquired under an incentive stock option. The exercise of a non-qualified stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the share's fair market value on the date of exercise and the option exercise price.
     A participant recognizes income upon the receipt of an award of Common Stock equal to the fair market value of the Common Stock. Income is generally recognized on account of an award of restricted stock when the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At that time the participant recognizes income equal to the fair market value of the restricted stock.
     The employer (either the Company or a subsidiary) will be entitled to claim a federal income tax deduction on account of the exercise of a non-qualified stock option, the award of Common Stock, or the vesting of a restricted stock award. The amount of the deduction is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option. The employer may claim a federal income tax deduction on account of certain dispositions of Common Stock received upon exercise of an incentive stock option.
     In order to be adopted, the proposed amendments to the Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and Broker Shares voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented at the Annual Meeting.
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL TWO.
                                 PROPOSAL THREE
                APPROVAL OF THE UNIVERSAL CORPORATION 1994 STOCK
                     OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
     The Board of Directors has adopted unanimously and recommends that the shareholders approve the Universal Corporation 1994 Stock Option Plan for Non-Employee Directors (the "Directors' Plan").
GENERAL PROVISIONS OF THE DIRECTORS' PLAN
     The following summary describes the principal features of the Directors' Plan. The summary is qualified in its entirety by reference to the specific provisions of the Directors' Plan, the complete text of which is attached as Exhibit B.
     The purpose of the Directors' Plan is to associate the interests of the Non-Employee Directors with those of the Company and its shareholders through increased equity ownership, to assist the Company in recruiting and retaining individuals of ability and experience who are not employed by the Company to serve on the Board and its committees and to provide incentive to those individuals by enabling them to participate in the future success of the Company.
                                       13

     If approved by the shareholders, the Directors' Plan will, from 1994 to 2004 inclusive, automatically provide annual grants of stock options beginning on October 25, 1994, the effective date of the Directors' Plan, and thereafter on the first business day following each annual meeting of shareholders, to each individual who is serving as a Director on such date, provided such individual is not also an employee of the Company or any of its affiliates and was not such an employee within three years prior to his or her first election to the Board.
     Each annual grant will permit the holder, for a period of ten years from the date of grant, to purchase from the Company 1,000 shares of Common Stock of the Company (subject to adjustment for stock splits, stock dividends, spin-offs and certain other events as provided in the Directors' Plan) at the fair market value of such shares on the date the option was granted. The closing price for a share of the Company's Common Stock on the New York Stock Exchange on August 25, 1994, was $21. Each option shall become exercisable six months after the date of grant. In the event of the death of a non-employee Director, his outstanding options may be exercised by his estate within two years from the date of death, provided that in no event may an option be exercised beyond its original expiration date. In the event a non-employee Director becomes permanently and totally disabled while serving on the Board, his outstanding options may be exercised by him for a period of two years from the date such individual ceases serving on the Board due to such disability, provided that in no event may an option be exercised beyond its original expiration date. In the event a non-employee Director resigns, is not re-elected or does not stand for re-election to the Board, or in any other circumstance approved by the Board, his outstanding options shall expire two years from the date of such individual's resignation or cessation of service on the Board, or upon the expiration of the period prescribed by the Board in an approved circumstance, provided that in no event may an option be exercised beyond its original expiration date.
     Each option and all rights thereunder shall be nontransferable other than by will or the laws of descent and distribution.
     A maximum number of 100,000 shares of Common Stock of the Company (subject to adjustment for stock splits, stock dividends, spin-offs and certain other events as provided in the Directors' Plan) may be issued pursuant to the Directors' Plan. Shares subject to options which terminate for any reason will be available for future grants under the Directors' Plan.
     The Directors' Plan will be administered by the Executive Compensation Committee of the Board of Directors, who will be authorized to interpret the Directors' Plan but have no authority with respect to the selection of Directors to receive options, the number of shares subject to the Directors' Plan or to each grant thereunder, or to the option price for shares subject to the options. The Board of Directors may amend or terminate the Directors' Plan as it shall deem advisable but may not, without further approval of the shareholders, increase the maximum number of shares which may be issued under the Directors' Plan or options to be granted thereunder, change the option price provided in the Directors' Plan, extend the period during which options may be granted or exercised, or change the class of persons eligible to receive options. Adjustments will be made in the number and kind of shares subject to outstanding and subsequent option grants and in the exercise price of outstanding options, in each case to reflect changes in the Company's Common Stock through changes in the corporate structure or capitalization such as through a merger, stock split or stock dividend.
FEDERAL INCOME TAX CONSEQUENCES
     The options under the Directors' Plan will be nonstatutory options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. The grant of options will not result in taxable income to the non-employee Director or a tax deduction to the Company. The exercise of an option by
                                       14
a non-employee Director will result in taxable ordinary income to the non-employee Director and a corresponding deduction for the Company, generally in each case equal to the excess, if any, of the fair market value of the option stock on the date the option was exercised over the option price.
     In order to be adopted, the proposed Directors' Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and Broker Shares voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented at the Annual Meeting.
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL THREE.
                         INDEPENDENT PUBLIC ACCOUNTANTS
     The independent auditors of the Company are appointed by the Board of Directors upon the recommendation of the Audit Committee. Ernst & Young LLP, the Company's independent auditors since 1971, has been appointed for the next fiscal year. Representatives of Ernst & Young LLP will be present at the Annual Meeting and are available to respond to appropriate questions and may make a statement if they desire to do so.
                       PROPOSALS FOR 1995 ANNUAL MEETING
     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 1995 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is Hamilton Street at Broad, P.O.Box 25099, Richmond, Virginia 23260, no later than May 22, 1995, in order for the proposal to be considered for inclusion in the Company's Proxy Statement. The Company anticipates holding the 1995 Annual Meeting on October 24, 1995.
     The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director at the 1995 Annual Meeting of Shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the Meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 1995 Annual Meeting of Shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the Meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.
                                 OTHER MATTERS
     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1994, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1994, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO KAREN M. L. WHELAN, VICE PRESIDENT AND TREASURER, UNIVERSAL CORPORATION, P.O. BOX 25099, RICHMOND, VIRGINIA 23260.
                                       15

                                                                       EXHIBIT A
                             UNIVERSAL CORPORATION
                           1989 EXECUTIVE STOCK PLAN
                            STATEMENT OF AMENDMENTS
                           EFFECTIVE OCTOBER 25, 1994
     1. Section 4.02 is amended to read as follows:
     4.02 GRANTS AND AWARDS. The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. All Grants or Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted Options that are Incentive Stock Options (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. A Participant may not receive Grants and Awards under this Plan with respect to more than 200,000 shares of Common Stock during any calendar year.
     2. Article VI is amended to read as follows:
                                  OPTION PRICE
     The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.
     3. Section 12.07 is amended to read as follows:
     12.07 SHAREHOLDER APPROVAL. This Plan was initially approved by the Board of Directors of the Company, effective as of July 1, 1989, and was approved by the shareholders of the Company entitled to vote at the 1989 Annual Meeting of Shareholders. Amendments to the Plan were approved by the Board of Directors of the Company, effective as of October 27, 1992, and by the shareholders of the Company entitled to vote at the 1992 Annual Meeting of Shareholders. Amendments to the Plan have been approved by the Board of Directors of the Company, effective as of October 25, 1994, subject, however, to approval by the shareholders of the Company entitled to vote at the 1994 Annual Meeting of Shareholders.
                                      A-1

                                                                       EXHIBIT B
                             UNIVERSAL CORPORATION
               1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                   ARTICLE I
                                  DEFINITIONS
     1.01 AFFILIATE means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.
     1.02 AGREEMENT means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant issued to such Participant.
     1.03  BOARD means the Board of Directors of the Company.
     1.04 CODE means the Internal Revenue Code of 1986, and any amendments thereto.
     1.05 COMMISSION means the Securities and Exchange Commission or any successor agency.
     1.06  COMMITTEE means the Executive Compensation Committee of the Board.
     1.07  COMMON STOCK means the Common Stock of the Company.
     1.08  COMPANY means Universal Corporation.
     1.09 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
     1.10 FAIR MARKET VALUE means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select. If there is no regular public trading market for the Common Stock, the Fair Market Value shall be determined by the Committee in good faith.
     1.11  GRANT means the grant of an Option.
     1.12 NON-EMPLOYEE DIRECTOR means a member of the Board who is not an employee of the Company or an Affiliate and was not such an employee within three years prior to his or her first election to the Board.
     1.13 OPTION means a stock option that entitles the holder to purchase from the Company under the terms of this Plan the number of shares of Common Stock set forth in Article IV at the Option Price.
     1.14 OPTION PRICE means the price per share for Common Stock purchased on the exercise of an Option as provided in Article IV.
     1.15 PARTICIPANT means a Non-Employee Director who is eligible to receive a Grant under this Plan.
     1.16 RULE 16B-3 means Rule 16b-3, as promulgated by the Commission in Release No. 34-28869 under Section 16(b) of the Exchange Act, effective May 1, 1991, or any successor rule as amended from time to time.
                                      B-1

     1.17 SECURITIES BROKER means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 7.03 hereof.
     1.18 SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.
                                   ARTICLE II
                                    PURPOSE
     This Plan is intended to associate the interests of the Non-Employee Directors with those of the Company and its shareholders through increased equity ownership, to assist the Company in recruiting and retaining individuals of ability and experience who are not employed by the Company to serve on the Board and its committees and to provide incentive to those individuals by enabling them to participate in the future success of the Company.
                                  ARTICLE III
                                 ADMINISTRATION
     The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include the authority (within the limitations described herein) to prescribe the form of the Agreements evidencing Grants under the terms of this Plan. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, consistent with the provisions of the Plan. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except in circumstances involving actual bad faith. All costs and expenses of administering the Plan shall be borne by the Company.
                                   ARTICLE IV
                               GRANTS OF OPTIONS
     Every Non-Employee Director who serves on the Board during the term of the Plan is eligible to receive Grants. Each Non-Employee Director serving on the Board as of the effective date of this Plan shall be granted an Option on such date. Every Non-Employee Director who continues to serve in such capacity on the date which is the first business day following each Annual Meeting of Shareholders during the term of this Plan shall be granted an Option on each such date. Each Option shall be for the purchase by the Participant of 1,000 shares of Common Stock at a price per share equal to the Fair Market Value of a share of the Common Stock on the date of the Grant. Each Option shall be evidenced by an Agreement issued by the Committee in the form prescribed by the Committee and consistent with the terms of this Plan.
                                      B-2

                                   ARTICLE V
                                AMOUNT OF STOCK
     The total number of shares of Common Stock reserved and available for issuance upon exercise of Options granted under the Plan shall be 100,000 shares, subject to adjustment as provided in Article VIII below. The Common Stock to be issued may be either authorized and unissued shares, issued shares acquired by the Company or its Subsidiaries or any combination thereof. In the event that an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to such Option or terminated portion thereof may be reallocated to other Options to be granted under this Plan. In the event that the number of shares of Common Stock available for future Grants under the Plan is insufficient to make all automatic Grants required to be made on such date, then all Non-Employee Directors shall share ratably in the number of Options available for Grants under the Plan.
                                   ARTICLE VI
                              EXERCISE OF OPTIONS
     Each Option shall be first exercisable on the date which is six months from the date of the grant of the Option and shall continue to be exercisable for a term of ten years thereafter; provided however, that: (i) subject to the six month exercisability requirement set forth above, an Option shall be exercisable, in the event of a Participant's death prior to exercising the Option, by his estate, or the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution but only for a period of two years from the date of the Participant's death or during the remainder of the period preceding the expiration of the Option, whichever is shorter; (ii) subject to the six month exercisability requirement set forth above, an Option shall be exercisable, if a Participant becomes permanently and totally disabled (within the meaning of Section 105(d) (4) of the Code) while serving on the Board prior to exercising the Option, but only for a period of two years from the date on which he ceases serving on the Board due to such disability or during the remainder of the period preceding the expiration of the Option, whichever is shorter; and (iii) subject to the six month exercisability requirement set forth above, in the event that a Participant resigns from or is not re-elected or does not stand for re-election to the Board or in any other circumstance approved by the Board in its sole discretion, an Option shall be exercisable but only for a period of two years following the date of his resignation or cessation of service on the Board, or in the period prescribed by the Board in an approved circumstance, or during the remainder of the period preceding the expiration of the Option, whichever is shorter. Any Option shall be nontransferable, except by will or by the laws of descent and distribution as set forth above. During the lifetime of the Participant to whom an Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant or his estate.
                                  ARTICLE VII
                               MANNER OF EXERCISE
     7.01 EXERCISE. Subject to the provisions of Article VI, an Option may be exercised in whole at any time or in part from time to time. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.
                                      B-3

     7.02 PAYMENT. Payment of the Option Price may be made in cash or by surrendering previously-owned shares of Common Stock to the Company, provided the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such Option Price or part thereof.
     7.03 CASHLESS EXERCISE. To the extent permitted under applicable laws and regulations, at the request of the Participant, the Company will cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.
     7.04 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to shares subject to an Option until the date he exercises such Option.
                                  ARTICLE VIII
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK
     Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding options due to an acquisition of the Company, then the maximum number of shares as to which Grants may be issued under this Plan and the number and price of shares of Common Stock subject to Grants shall be proportionately adjusted, and the terms of Options shall be adjusted, as the Committee shall determine to be equitably required to retain for the Participants the equivalent economic benefit of their Option(s). Any determination made under this Article VIII by the Committee shall be final and conclusive.
     The issuance by the Company of shares of Common Stock or securities convertible into shares of Common Stock, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant.
                                   ARTICLE IX
             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
     No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements, if any) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, and no certificate for shares shall be delivered until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
                                      B-4

                                   ARTICLE X
                               GENERAL PROVISIONS
     10.01 RULES OF CONSTRUCTION. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
     10.02 AMENDMENT. The Board may amend or terminate this Plan from time to time; provided, however, that the Board may amend no more often than once every six months and no amendment may become effective until shareholder approval is obtained if the amendment would increase the number of shares that may be issued hereunder pursuant to Options, increase the benefits to Participants under the Plan, or change the requirements as to eligibility for participation in the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant outstanding at the time such amendment is made except if such an amendment is made to cause the Plan or a Grant to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3.
     10.03 NO RIGHT. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.
     10.04 UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinated to the claims of the Company's general creditors.
     10.05 ACCEPTANCE. By accepting any Option or other benefit under the Plan, each Participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.
     10.06 RULE 16B-3 COMPLIANCE. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.
     10.07 TERM OF PLAN. No Grant may be issued under this Plan before the effective date of the Plan or after the first business day following the 2004 Annual Meeting of Shareholders (the "Termination Date"). Grants issued on or before the Termination Date shall remain valid in accordance with their terms.
     10.08 EFFECTIVE DATE. This Plan has been approved by the Board of Directors of the Company, effective as of October 25, 1994, subject, however, to approval by the shareholders of the Company entitled to vote at the 1994 Annual Meeting of Shareholders.

                             UNIVERSAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Henry H. Harrell, Allen B. King, and William L. Taylor and each or any of them, proxy for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on September 6, 1994, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on October 25, 1994, and at any adjournments thereof, upon the following matters as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting:

1.  ELECTION OF DIRECTORS
      ( ) FOR all nominees listed below       ( ) WITHHOLD AUTHORITY to vote
          (except as indicated below)             for all nominees listed below

          Wallace L. Chandler, Henry H. Harrell and Hubert R. Stallard

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)
___________________________________________________________________________

2. PROPOSAL to approve amendments to the Universal Corporation 1989 Executive Stock Plan.

                 ( ) FOR          ( )  AGAINST     ( )  ABSTAIN

3. PROPOSAL to approve the Universal Corporation 1994 Stock Option Plan for Non-Employee Directors.

                 ( ) FOR          ( )  AGAINST     ( )  ABSTAIN


           (continued, and to be DATED and SIGNED on the other side)

                          (continued from other side)


THIS PROXY WHEN PROPERTY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 and 3.


                                            Dated ____________________ 1994



                                             ______________________________
                                                       (Signature)

                                             ______________________________
                                                       (Signature)



                                             Please sign exactly as name appears
                                             on this proxy. Attorneys-in- Fact,
                                             executors, trustees, guardians,
                                             corporate officers, etc. should
                                             give full title.

PLEASE MARK, DATE, SIGN AND MAIL IN THE ENCLOSED ENVELOPE.

                 TO TRUSTEE, EMPLOYEES' STOCK PURCHASE PLAN OF
UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILIATED COMPANIES

    VOTING
 INSTRUCTION

    THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Pursuant to Section 13.01 of the Employees' Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of July 31, 1994, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 25, 1994, and at any adjournments thereof, upon the following matters as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting:

1.  ELECTION OF DIRECTORS
  ( ) FOR all nominees listed below           ( ) WITHHOLD AUTHORITY to vote
      (except as indicated below)                 for all nominees listed below

          Wallace L. Chandler, Henry H. Harrell and Hubert R. Stallard

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)
___________________________________________________________________________

2. PROPOSAL to approve amendments to the Universal Corporation 1989 Executive Stock Plan.

                 ( ) FOR          ( )  AGAINST     ( )  ABSTAIN

3. PROPOSAL to approve the Universal Corporation 1994 Stock Option Plan for Non-Employee Directors.

                 ( ) FOR          ( )  AGAINST     ( )  ABSTAIN


           (continued, and to be DATED and SIGNED on the other side)

                          (continued from other side)


THIS VOTING INSTRUCTION WHEN PROPERTY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ITEMS 1, 2 and 3. IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE TRUSTEE MAY VOTE THE SHARES AT ITS DISCRETION.


                                            Dated ____________________ 1994


                                             ______________________________
                                                        (Signature)



                                            Please sign exactly as name appears
                                            on this Voting Instruction.

PLEASE MARK, DATE, SIGN AND MAIL IN THE ENCLOSED ENVELOPE.

                TO TRUSTEE, SAVINGS AND STOCK OWNERSHIP PLAN OF
        LAWYERS TITLE INSURANCE CORPORATION AND DESIGNATED SUBSIDIARIES

    VOTING
 INSTRUCTION

 THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Pursuant to Section 10.5 of the Savings and Stock Ownership Plan of Lawyers Title Insurance Corporation and Designated Subsidiaries, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of June 30, 1994, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 25, 1994, and at any adjournments thereof, upon the following matters as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting:

1.  ELECTION OF DIRECTORS
      ( ) FOR all nominees listed below       ( ) WITHHOLD AUTHORITY to vote
          (except as indicated below)             for all nominees listed below

          Wallace L. Chandler, Henry H. Harrell and Hubert R. Stallard

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)
___________________________________________________________________________

2. PROPOSAL to approve amendments to the Universal Corporation 1989 Executive Stock Plan.

                 ( ) FOR          ( )  AGAINST     ( )  ABSTAIN

3. PROPOSAL to approve the Universal Corporation 1994 Stock Option Plan for Non-Employee Directors.

                 ( ) FOR          ( )  AGAINST     ( )  ABSTAIN


           (continued, and to be DATED and SIGNED on the other side)

                          (continued from other side)


THIS VOTING INSTRUCTION WHEN PROPERTY EXECUTED WILL BE VOTED FOR ITEMS 1, 2 and 3 UNLESS OTHERWISE DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE WHOLE SHARES OF COMMON STOCK OF UNIVERSAL CORPORATION CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO ITEMS 1, 2 AND 3.


                                            Dated ____________________ 1994


                                            ______________________________
                                                         (Signature)



                                            Please sign exactly as name appears
                                            on this Voting Instruction.

PLEASE MARK, DATE, SIGN AND MAIL IN THE ENCLOSED ENVELOPE.

                                                                 APPENDIX 1






                           UNIVERSAL CORPORATION
                         1989 EXECUTIVE STOCK PLAN

           (As Amended and Restated Effective October 25, 1994)

                                 Article 1

                                DEFINITIONS


     1.01 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

     1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

     1.03 Award means an award of Common Stock and/or Restricted Stock.

     1.04 Board means the Board of Directors of the Company.

     1.05 Change of Control means and shall be deemed to have taken place if:
(i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of Directors of the Company; or, (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

     1.06 Change of Control Date is the date on which an event described in
(i) or (ii) of Section 1.05 occurs.

     1.07 Code means the Internal Revenue Code of 1986, and any amendments thereto.

     1.08 Committee means the Executive Compensation Committee of the Board.

     1.09 Common Stock means the Common Stock of the Company.

     1.10 Company means Universal Corporation.

     1.11 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

     1.12 Grant means the grant of an Option.

     1.13 Incentive Stock Option means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

     1.14 Non-Qualified Stock Option means an option other than an Incentive Stock Option.

     1.15 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

     1.16 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

     1.17 Participant means an employee of the Company or of a Subsidiary, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

     1.18 Plan means the Universal Corporation 1989 Executive Stock Plan, as amended.

     1.19 Restricted Stock means shares of Common Stock awarded to a Participant under Article IX. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

     1.20 Rule 16b-3 means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

     1.21 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.04 hereof.

     1.22 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                Article II

                                 PURPOSES

     The Plan is intended to assist the Company in recruiting and retaining key employees with ability and initiative by enabling employees who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Common Stock and Restricted Stock, and the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.


                                Article III

                              ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option and (ii) the transferability or forfeitability of Restricted Stock. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom.

     The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.


                                Article IV

                                ELIGIBILITY

     4.01 General. Any employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof. Directors of the Company who are employees are eligible to participate in this Plan. A person who is a member of the Committee may not be issued Awards or Grants while he is a member of the Committee.

     4.02 Grants and Awards. The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. All Grants or Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted Options that are Incentive Stock Options (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. A Participant may not receive Grants and Awards under this Plan with respect to more than 200,000 shares of Common Stock during any calendar year.

     4.03 Reload Options. The Committee shall have the authority to specify at the time of Grant that an optionee shall be granted the right to a further Non-Qualified Stock Option (a "Reload Option") in the event such optionee exercises all or a part of an Option, including a Reload Option (an "Original Option"), by surrendering in accordance with Section 8.02 hereof already owned shares of Common Stock in full or partial payment of the Option Price under such Original Option. Each Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, shall have an Option Price equal to the Fair Market Value on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.

     4.04 Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.


                                 Article V

                           STOCK SUBJECT TO PLAN

     The maximum number of shares of Common Stock available for Grants (other than Grants of Reload Options) and Awards under the Plan shall be 2,000,000. The maximum number of shares of Common Stock available for Grants of Reload Options under the Plan shall be 500,000, which amount, beginning on July 1, 1993 and ending on June 30, 1998, shall be increased in each fiscal year of the Company by an amount equal to two percent (2%) of the total number of shares of Common Stock outstanding as of the first day of each such fiscal year. Each such maximum number of shares of Common Stock is subject to adjustment (after taking into account the preceding annual increase in the maximum number of shares of Common Stock available for Grants of Reload Options) as provided in Article X. Shares of Common Stock subject to Grants and Awards under the Plan may be authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. The grant of a Reload Option under the Plan, by restoring an option opportunity on the number of shares of Common Stock surrendered to exercise an Original Option, will encourage a Participant to maximize his ownership interest in the Company without reducing the percentage interests of shareholders.

     If any shares of Restricted Stock are forfeited for which the Participant did not receive any benefits of ownership (other than voting rights), or if any Option (other than a Reload Option) terminates without being exercised, shares of Common Stock subject to such Grants or Awards shall be available for distribution in connection with Grants (other than Grants of Reload Options) or Awards under the Plan. If any Reload Option terminates without being exercised, the shares of Common Stock subject to such terminated Reload Option shall be available for distribution in connection with Grants of Reload Options under the Plan.


                                Article VI

                               OPTION PRICE

     The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.


                                Article VII

                            EXERCISE OF OPTIONS

     7.01 Maximum Option Period. The period in which an Option may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

     7.02 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.
In the event of any such transfer, the Option must be transferred to the same person or persons, trust or estate. During the lifetime of the Participant to whom an Incentive Stock Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     7.03 Employee Status.  For purposes of determining the applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.


                               Article VIII

                            METHOD OF EXERCISE

     8.01 Exercise. Subject to the provisions of Articles VII and XI, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

     8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price may be made by surrendering already owned shares of Common Stock to the Company, provided the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

     8.03 Shareholder Rights. No participant shall have any rights as a shareholder with respect to shares subject to his Option until the date he exercises such Option.

     8.04 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.


                                Article IX

                     COMMON STOCK AND RESTRICTED STOCK

     9.01 Award. In accordance with the provisions of Article IV, the Committee will designate employees to whom an award of Common Stock and/or Restricted Stock is to be made and will specify the number of shares of Common Stock covered by such award or awards.

     9.02 Vesting. In the case of Restricted Stock, on the date of the award, the Committee may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement and/or until certain financial performance objectives are satisfied as determined by the Committee in its sole discretion. Subject to the provisions of Article XI hereof, the Committee may award Common Stock to a Participant which is not forfeitable and is free of any restrictions or transferability.

     9.03 Shareholder Rights. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.


                                 Article X

                  ADJUSTMENT UPON CHANGE IN COMMON STOCK

     Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number. Any determination made under this
Article X by the Committee shall be final and conclusive.

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.


                                Article XI

           COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.


                                Article XII

                            GENERAL PROVISIONS

     12.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

     12.02 Unfunded Plan. The Plan, insofar as it provides for a Grant, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant under this Plan.

     12.03 Change of Control. At the discretion of the Committee, a Participant's interest in Restricted Stock may be made nonforfeitable and transferable as of a Change of Control Date. The Committee may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for shares that were Restricted Stock immediately before the Change of Control Date, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the New York Stock Exchange prior to receipt by the Company of such written notice. Notwithstanding any other provision in this Plan to the contrary, unless the Committee provides otherwise in an Agreement, a Grant may be exercised immediately in full upon a Change of Control.

     12.04 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     12.05 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Common Stock and Restricted Stock awards, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant or Award outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3. The Committee may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Committee to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-3.

     12.06 Duration of Plan. No Grant or Award may be issued under this Plan before July 1, 1989, or after June 30, 1998; provided, however, a Grant of a Reload Option may be issued after June 30, 1998, upon the exercise of an Original Option as provided in Section 4.03 hereof. Grants and Awards issued on or after July 1, 1989, but on or before June 30, 1998, and Grants of Reload Options issued after June 30, 1998 upon the exercise of an Original Option as provided in Section 4.03 hereof, shall remain valid in accordance with their terms.

     12.07 Shareholder Approval. This Plan was initially approved by the Board of Directors of the Company, effective as of July 1, 1989, and was approved by the shareholders of the Company entitled to vote at the 1989 Annual Meeting of Shareholders. Amendments to the Plan were approved by the Board of Directors of the Company, effective as of October 27, 1992, and by the shareholders of the Company entitled to vote at the 1992 Annual Meeting of Shareholders. Amendments to the Plan have been approved by the Board of Directors of the Company, effective as of October 25, 1994, subject, however, to approval by the shareholders of the Company entitled to vote at the 1994 Annual Meeting of Shareholders.

                                                                 APPENDIX 2



                           UNIVERSAL CORPORATION
             1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                 Article I

                                DEFINITIONS

     1.01 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

     1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant issued to such Participant.

     1.03 Board means the Board of Directors of the Company.

     1.04 Code means the Internal Revenue Code of 1986, and any amendments thereto.

     1.05 Commission means the Securities and Exchange Commission or any successor agency.

     1.06 Committee means the Executive Compensation Committee of the Board.

     1.07 Common Stock means the Common Stock of the Company.

     1.08 Company means Universal Corporation.

     1.09 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     1.10 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select. If there is no regular public trading market for the Common Stock, the Fair Market Value shall be determined by the Committee in good faith.

     1.11 Grant means the grant of an Option.

     1.12 Non-Employee Director means a member of the Board who is not an employee of the Company or an Affiliate and was not such an employee within three years prior to his or her first election to the Board.

     1.13 Option means a stock option that entitles the holder to purchase from the Company under the terms of this Plan the number of shares of Common Stock set forth in Article IV at the Option Price.

     1.14 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article IV.

     1.15 Participant means a Non-Employee Director who is eligible to receive a Grant under this Plan.

     1.16 Rule 16b-3 means Rule 16b-3, as promulgated by the Commission in Release No. 34-28869 under Section 16(b) of the Exchange Act, effective May 1, 1991, or any successor rule as amended from time to time.

     1.17 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 7.03 hereof.

     1.18 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                Article II

                                  PURPOSE

     This Plan is intended to associate the interests of the Non-Employee Directors with those of the Company and its shareholders through increased equity ownership, to assist the Company in recruiting and retaining individuals of ability and experience who are not employed by the Company to serve on the Board and its committees and to provide incentive to those individuals by enabling them to participate in the future success of the Company.


                                Article III

                              ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include the authority (within the limitations described herein) to prescribe the form of the Agreements evidencing Grants under the terms of this Plan. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, consistent with the provisions of the Plan. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except in circumstances involving actual bad faith. All costs and expenses of administering the Plan shall be borne by the Company.


                                Article IV

                             GRANTS OF OPTIONS

     Every Non-Employee Director who serves on the Board during the term of the Plan is eligible to receive Grants. Each Non-Employee Director serving on the Board as of the effective date of this Plan shall be granted an Option on such date. Every Non-Employee Director who continues to serve in such capacity on the date which is the first business day following each Annual Meeting of Shareholders during the term of this Plan shall be granted an Option on each such date. Each Option shall be for the purchase by the Participant of 1,000 shares of Common Stock at a price per share equal to the Fair Market Value of a share of the Common Stock on the date of the Grant. Each Option shall be evidenced by an Agreement issued by the Committee in the form prescribed by the Committee and consistent with the terms of this Plan.


                                 Article V

                              AMOUNT OF STOCK

     The total number of shares of Common Stock reserved and available for issuance upon exercise of Options granted under the Plan shall be 100,000 shares, subject to adjustment as provided in Article VIII below. The Common Stock to be issued may be either authorized and unissued shares, issued shares acquired by the Company or its Subsidiaries or any combination thereof. In the event that an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to such Option or terminated portion thereof may be reallocated to other Options to be granted under this Plan. In the event that the number of shares of Common Stock available for future Grants under the Plan is insufficient to make all automatic Grants required to be made on such date, then all Non-Employee Directors shall share ratably in the number of Options available for Grants under the Plan.


                                Article VI

                            EXERCISE OF OPTIONS

     Each Option shall be first exercisable on the date which is six months from the date of the grant of the Option and shall continue to be exercisable for a term of ten years thereafter; provided however, that: (i) subject to the six month exercisability requirement set forth above, an Option shall be exercisable, in the event of a Participant's death prior to exercising the Option, by his estate, or the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution but only for a period of two years from the date of the Participant's death or during the remainder of the period preceding the expiration of the Option, whichever is shorter; (ii) subject to the six month exercisability requirement set forth above, an Option shall be exercisable, if a Participant becomes permanently and totally disabled (within the meaning of Section 105(d) (4) of the Code) while serving on the Board prior to exercising the Option, but only for a period of two years from the date on which he ceases serving on the Board due to such disability or during the remainder of the period preceding the expiration of the Option, whichever is shorter; and (iii) subject to the six month exercisability requirement set forth above, in the event that a Participant resigns from or is not re-elected or does not stand for re-election to the Board or in any other circumstance approved by the Board in its sole discretion, an Option shall be exercisable but only for a period of two years following the date of his resignation or cessation of service on the Board, or in the period prescribed by the Board in an approved circumstance, or during the remainder of the period preceding the expiration of the Option, whichever is shorter. Any Option shall be nontransferable, except by will or by the laws of descent and distribution as set forth above. During the lifetime of the Participant to whom an Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant or his estate.


                                Article VII

                            MANNER OF EXERCISE

     7.01 Exercise. Subject to the provisions of Article VI, an Option may be exercised in whole at any time or in part from time to time. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

     7.02 Payment. Payment of the Option Price may be made in cash or by surrendering previously-owned shares of Common Stock to the Company, provided the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such Option Price or part thereof.

     7.03 Cashless Exercise. To the extent permitted under applicable laws and regulations, at the request of the Participant, the Company will cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

     7.04 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to an Option until the date he exercises such Option.


                               Article VIII

                  ADJUSTMENT UPON CHANGE IN COMMON STOCK

     Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding options due to an acquisition of the Company, then the maximum number of shares as to which Grants may be issued under this Plan and the number and price of shares of Common Stock subject to Grants shall be proportionately adjusted, and the terms of Options shall be adjusted, as the Committee shall determine to be equitably required to retain for the Participants the equivalent economic benefit of their Option(s). Any determination made under this Article VIII by the Committee shall be final and conclusive.

     The issuance by the Company of shares of Common Stock or securities convertible into shares of Common Stock, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant.


                                Article IX

           COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements, if any) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, and no certificate for shares shall be delivered until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.


                                 Article X

                            GENERAL PROVISIONS

     10.01 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.02 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that the Board may amend no more often than once every six months and no amendment may become effective until shareholder approval is obtained if the amendment would increase the number of shares that may be issued hereunder pursuant to Options, increase the benefits to Participants under the Plan, or change the requirements as to eligibility for participation in the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant outstanding at the time such amendment is made except if such an amendment is made to cause the Plan or a Grant to qualify for the Rule 16b-3 exemption.
No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3.

     10.03 No Right. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

     10.04 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinated to the claims of the Company's general creditors.

     10.05 Acceptance. By accepting any Option or other benefit under the Plan, each Participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

     10.06 Rule 16b-3 Compliance. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the
Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     10.07 Term of Plan. No Grant may be issued under this Plan before the effective date of the Plan or after the first business day following the 2004 Annual Meeting of Shareholders (the "Termination Date"). Grants issued on or before the Termination Date shall remain valid in accordance with their terms.

     10.08 Effective Date. This Plan has been approved by the Board of Directors of the Company, effective as of October 25, 1994, subject, however, to approval by the shareholders of the Company entitled to vote at the 1994 Annual Meeting of Shareholders.